STATEMENTS OF OPERATIONS - MG Cleaners Llc [Member] - USD ($)	6 Months Ended		12 Months Ended
	Jun. 30, 2017	Jun. 30, 2016	Dec. 31, 2016	Dec. 31, 2015
REVENUES	$ 1,182,402	$ 702,807	$ 1,603,395	$ 1,592,940
COST OF REVENUES	719,462	378,320	939,780	942,209
GROSS PROFIT	462,940	324,487	663,615	650,731
OPERATING EXPENSES:
Selling, general and administrative	339,508	167,274	363,584	514,977
Gain on asset sale	0	(393)	(393)	0
Impairment loss on inventory			24,905	0
Bad debt expense	61	23,219	55,872	4,894
Total operating expenses	339,569	190,100	443,968	519,871
INCOME FROM OPERATIONS	123,371	134,387	219,647	130,860
OTHER INCOME (EXPENSE)
Gain on settlement of accrued liability			10,971	0
Interest expense, net	(53,162)	(28,672)	(52,603)	(39,401)
NET INCOME	$ 70,209	$ 105,715	$ 178,015	$ 91,459